VECTRUS SECOND QUARTER 2019 RESULTS CHUCK PROW PRESIDENT AND CHIEF EXECUTIVE OFFICER BILL NOON ACTING CHIEF FINANCIAL OFFICER AUGUST 6, 2019

SAFE HARBOR STATEMENT SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "ACT"): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS IN 2019 GUIDANCE ABOUT OUR REVENUE, OPERATING MARGIN, ADJUSTED OPERATING MARGIN, EBITDA, ADJUSTED EBITDA, ADJUSTED EBITDA MARGIN, NET INCOME, ADJUSTED NET INCOME, DILUTED EPS, ADJUSTED DILUTED EPS, AND NET CASH PROVIDED BY OPERATING ACTIVITIES FOR 2019 AND OTHER ASSUMPTIONS CONTAINED THEREIN FOR PURPOSES OF SUCH GUIDANCE, OTHER STATEMENTS ABOUT OUR FIVE-YEAR GROWTH PLAN, REVENUE (INCLUDING 2020 REVENUE) AND DAYS SALES OUTSTANDING (DSO), OUR CREDIT FACILITY, DEBT PAYMENTS, EXPENSE SAVINGS, CONTRACT OPPORTUNITIES, BIDS AND AWARDS, INCLUDING THE LOGCAP V AWARD AND CENTCOM AND INDOPACOM TASK ORDERS, COLLECTIONS, BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS "MAY," "WILL," "LIKELY," "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE," "TARGET," "COULD," "POTENTIAL,” “ARE CONSIDERING,” "CONTINUE," “GOAL” OR SIMILAR TERMINOLOGY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF OUR MANAGEMENT BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS, OUR HISTORICAL EXPERIENCE AND OUR PRESENT EXPECTATIONS OR PROJECTIONS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: OUR DEPENDENCE ON A FEW LARGE CONTRACTS FOR A SIGNIFICANT PORTION OF OUR REVENUE; COMPETITION IN OUR INDUSTRY; OUR MIX OF COST-PLUS, COST REIMBURSABLE, AND FIRM-FIXED PRICE CONTRACTS; OUR DEPENDENCE ON THE U.S. GOVERNMENT AND THE IMPORTANCE OF OUR MAINTAINING A GOOD RELATIONSHIP WITH THE U.S. GOVERNMENT; OUR ABILITY TO SUBMIT PROPOSALS FOR AND/OR WIN POTENTIAL OPPORTUNITIES IN OUR PIPELINE; OUR ABILITY TO RETAIN AND RENEW OUR EXISTING CONTRACTS; PROTESTS OF NEW AWARDS, INCLUDING PROTESTS OF THE LOGCAP V AWARD AND CENTCOM AND INDOPACOM TASK ORDERS; ANY ACQUISITIONS, INVESTMENTS OR JOINT VENTURES, INCLUDING THE INTEGRATION OF ACQUISITIONS INTO OUR BUSINESS; OUR INTERNATIONAL OPERATIONS, INCLUDING THE ECONOMIC, POLITICAL AND SOCIAL CONDITIONS IN THE COUNTRIES IN WHICH WE CONDUCT OUR BUSINESSES; CHANGES IN U.S. GOVERNMENT MILITARY OPERATIONS; CHANGES IN, OR DELAYS IN THE COMPLETION OF, U.S. OR INTERNATIONAL GOVERNMENT BUDGETS OR GOVERNMENT SHUTDOWNS; GOVERNMENT REGULATIONS AND COMPLIANCE THEREWITH, INCLUDING CHANGES TO THE DEPARTMENT OF DEFENSE PROCUREMENT PROCESS; CHANGES IN TECHNOLOGY; INTELLECTUAL PROPERTY MATTERS; GOVERNMENTAL INVESTIGATIONS, REVIEWS, AUDITS AND COST ADJUSTMENTS; CONTINGENCIES RELATED TO ACTUAL OR ALLEGED ENVIRONMENTAL CONTAMINATION, CLAIMS AND CONCERNS; OUR SUCCESS IN EXPANDING OUR GEOGRAPHIC FOOTPRINT OR BROADENING OUR CUSTOMER BASE, MARKETS AND CAPABILITIES; OUR ABILITY TO REALIZE THE FULL AMOUNTS REFLECTED IN OUR BACKLOG; IMPAIRMENT OF GOODWILL; OUR PERFORMANCE OF OUR CONTRACTS AND OUR ABILITY TO CONTROL COSTS; OUR LEVEL OF INDEBTEDNESS; OUR COMPLIANCE WITH THE TERMS OF OUR CREDIT AGREEMENT; SUBCONTRACTOR AND EMPLOYEE PERFORMANCE AND CONDUCT; OUR TEAMING ARRANGEMENTS WITH OTHER CONTRACTORS; ECONOMIC AND CAPITAL MARKETS CONDITIONS; OUR ABILITY TO RETAIN AND RECRUIT QUALIFIED PERSONNEL; OUR MAINTENANCE OF SAFE WORK SITES AND EQUIPMENT; OUR COMPLIANCE WITH APPLICABLE ENVIRONMENTAL, HEALTH AND SAFETY REGULATIONS; OUR ABILITY TO MAINTAIN REQUIRED SECURITY CLEARANCES; ANY DISPUTES WITH LABOR UNIONS; COSTS OF OUTCOME OF ANY LEGAL PROCEEDINGS; SECURITY BREACHES AND OTHER DISRUPTIONS TO OUR INFORMATION TECHNOLOGY AND OPERATIONS; CHANGES IN OUR TAX PROVISIONS INCLUDING UNDER THE TAX CUTS AND JOBS ACT, OR EXPOSURE TO ADDITIONAL INCOME TAX LIABILITIES; CHANGES IN U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; INCLUDING CHANGES RELATED TO ACCOUNTING STANDARDS CODIFICATION TOPIC 606, REVENUE FROM CONTRACTS WITH CUSTOMERS (ASC 606); ACCOUNTING ESTIMATES MADE IN CONNECTION WITH OUR CONTRACTS; THE ADEQUACY OF OUR INSURANCE COVERAGE; THE VOLATILITY OF OUR STOCK PRICE; OUR EXPOSURE TO INTEREST RATE RISK; OUR COMPLIANCE WITH PUBLIC COMPANY ACCOUNTING AND FINANCIAL REPORTING REQUIREMENTS; TIMING OF PAYMENTS BY THE U.S. GOVERNMENT; RISKS AND UNCERTAINTIES RELATING TO THE SPIN-OFF FROM OUR FORMER PARENT; AND OTHER FACTORS SET FORTH IN PART I, ITEM 1A, – “RISK FACTORS,” AND ELSEWHERE IN OUR 2018 ANNUAL REPORT ON FORM 10-K AND DESCRIBED FROM TIME TO TIME IN OUR FUTURE REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. Page 2

Q2’19 HIGHLIGHTS • Revenue growth of 3.3% to $331.6 million year-over-year reflects increasing momentum – Grew Navy revenue 68% yr/yr and Air Force revenue 20% • GAAP diluted EPS of $0.66, includes $0.08 per share of M&A related costs and LOGCAP V pre-operational legal costs – Adjusted diluted EPS of $0.74 (+7.2% seq’l), adjusted EBITDA margin(1) of 4.2% (+30 bps seq’l) • Won our first ever IDIQ contract with Department of State – Scope includes a full range of services for Life Support, Logistics, and Operations & Maintenance services • Continued momentum now expected to drive revenue growth of 7%-9% in 2019 and double digit growth in 2020 • Solid pipeline with $1.6B in bids submitted pending award(2) and >$7B expected to be submitted in the next twelve months • Strong cash management resulted in cash from operations of ~$22 million in Q2 • Balance sheet well-positioned to execute organic growth and M&A strategies • Updating 2019 guidance (1) See appendix for reconciliation of non-GAAP measures (2) Includes protested contracts Page 3

ADVANTOR: A GREAT FIT FURTHER DIFFERENTIATES SOLUTIONS OFFERINGS ADVANCES STRATEGY TO LEAD THE CONVERGED INFRASTRUCTURE MARKET – Extends maintenance of facilities to the protection and security of facilities – Adds client relationships – Increases scope, stickiness, and cross-selling opportunities – Expands international opportunity through work for USF-K and protection of an important int’l aircraft fleet – Adds experienced talent and resources to Vectrus solutions to be leveraged across entire solutions portfolio Increases Vectrus’ content on military installations Enhances facilities support services with well-respected security solutions for robust integrated base solutions Page 4

Q2 2019 FINANCIAL RESULTS (1) See appendix for reconciliation of non-GAAP measures Page 5

ORGANIC GROWTH - BACKLOG(1) $4.6 $3.3 $3.4 $3.2 $3.0 $3.0 In In Billions • Total backlog $3,221 million as of June 28, 2019 - Funded backlog $934 million down 15% sequentially and 2% yr/yr - Unfunded backlog $2,287 million flat sequentially and yr/yr - Book-to-bill of 0.6x in Q2 and 1x on a trailing twelve months • Proforma backlog including protested LOGCAP V award $4,604 million (1) Total backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under IDIQ contracts. Backlog also excludes contracts awarded to Vectrus but currently in protest with the GAO or the Federal Claims Court. Page 6

ORGANIC GROWTH TO DATE Contract Name Type Duration Value Wins, Recompetes, Extensions LOGCAP V (10-year IDIQ contract duration) (1) Cost-Plus 5.0 yrs $1,383M K-BOSSS Extension Cost-Plus 1.0 yrs $548M Fleet Systems Engineering Team (FSET) Cost-Plus 5.0 yrs $151M Defensive Cyber and IT O&M - Government Client Cost-Plus 5.0 yrs $117M Kaiserslautern Family Housing Maintenance Fixed-Price 5.0 yrs $24M AFCAP IV Task Order (AU) Fixed-Price 2.5 yrs $15M YTD Awards AFCAP IV Task Order (AJ) Fixed-Price 2.5 yrs $13M AFCAP IV Task Order (AD) Fixed-Price 2.3 yrs $9M $2.3 Billion AFCAP IV Task Order (Power) Fixed-Price 2.5 yrs $8M Contract Wins Contract Diplomatic Platform Support Services (DiPSS) 5.0 yrs IDIQ Subcontract Wins Readiness Support Subcontract in Europe Cost-Plus 5.0 yrs $32M Cyber Center Subcontract - Pacific Fixed-Price 2.5 yrs $26M Communications and IT Support Subcontract Cost-Plus 5.0 yrs $8M Intelligence Mission Support Subcontract Time & Materials 7.0 yrs IDIQ (1) Currently under protest with GAO Page 7

LOGCAP V – PREPARING FOR PHASE-IN CENTCOM INDOPACOM • Strengthens incumbency • Provides 10-year platform for growth • Retains work associated with K-BOSSS and client intimacy • Expands Iraq footprint • Vectrus teams preparing for the notice to proceed in both AORs • Key hires made; pre-operational work in process • Protest status • On track to be ready to begin phase-in when protest is settled UPDATE • Continue to expect double digit revenue growth in 2020 (with LOGCAP V) PROVIDES ACCESS TO ALL “NON-URGENT AND COMPELLING” OPPORTUNITIES IN ALL COMMANDS FOR NEXT 10 YEARS Page 8

DRIVING TO 5-YEAR MARGIN GOAL Volume and Contract Mix Enterprise Vectrus Solutions and Client Mix Actions: Actions: Actions: • Growth to Create Scale • Enhance Program • Diversify Client Base Performance • Cost-Plus vs Fixed-Priced • Expand Intelligence • Leverage Supply Chain Footprint • Enhance support function • Insert Solutions and transactional efficiency 2% 5% 5% Revenue 23% Adjusted EBITDA Margin 14% 22% 2016 77% Q2’19 68% Progress 84% 2019 Mid- point Firm-Fixed-Price Cost-Plus 2019 Mid- point guidance Q2’19 guidance Army Air Force Navy Other Key Strategy Levers to Drive Achievement of 7% Adjusted EBITDA Margin by 2023 Page 9

2019 GUIDANCE 2019 (updated) guidance assumptions: • Operational capital expenditures approximately $10.0 million • Depreciation and amortization approximately $7.1 million • Mandatory debt payments $4.5 million • Interest expense approximately $6.0 million • Estimated tax rate of 22% • Diluted EPS assumes 11.6 million weighted average diluted shares outstanding at December 31, 2019 (1) See appendix for reconciliation of non-GAAP measures Page 10

REVISED EPS GUIDANCE RECONCILIATION (1) Impact of incremental D&A, Interest, and Tax (excluding Advantor) (2) Impact of Incremental Revenue Volume partially offset by Incremental Investment in Operations Page 11

NEAR-TERM PRIORITIES AND EXECUTION Vectrus Strategy Strategic Execution GROWTH – BUILD ON MOMENTUM • Retain re-compete programs • Portfolio diversification and solutions Enhance Expand Foundation Portfolio • Progress international sales campaign • LOGCAP V – Leverage new geographic position Innovate and lead in the converged • Enhance M&A focus given revenue certainty and infrastructure market strong balance sheet Add More Value ENTERPRISE VECTRUS ENHANCE PROGRAM & BUSINESS PERFORMANCE • Improve performance on new business phase-in’s • Harden delivery excellence methods and tools Drive toward 5-year goal of $2.5 • Establish Supply Chain as a core competency billion in revenue and 7% • Quicken pace of technology insertion EBITDA margin • Modernize operating platform • Evolving the Vectrus global talent chain Page 12

APPENDIX

RECONCILIATION OF NON-GAAP MEASURES The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. In addition, we consider adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA and EBITDA % to be useful to management and investors in evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. Adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA and EBITDA %, however, are not measures of financial performance under generally accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for net income and diluted earnings per share as determined in accordance with GAAP. Reconciliations of these items are provided below. "Adjusted operating income" is defined as operating income, adjusted to exclude items that may include, but are not limited to, transaction and non-recurring integration costs that impact current results but are not related to our ongoing operations. "Adjusted operating margin" is defined as adjusted operating income divided by revenue. "Adjusted net income" is defined as net income, adjusted to exclude items that may include, but are not limited to, other income; significant charges or credits that impact current results but are not related to our ongoing operations and unusual and infrequent non-operating items and non-operating tax settlements or adjustments, such as revaluation of our deferred tax liability as a result of the Tax Cuts and Jobs Act, and net settlement of uncertain tax positions. "Adjusted diluted earnings per share" is defined as adjusted net income divided by the weighted average diluted common shares outstanding. "EBITDA" is defined as operating income, adjusted to exclude depreciation and amortization. "Adjusted EBITDA" is defined as EBITDA, adjusted to exclude items that may include, but are not limited to, transaction and non-recurring integration costs that impact current results but are not related to our ongoing operations. "EBITDA margin" is defined as EBITDA divided by revenue. "Adjusted EBITDA margin" is defined as Adjusted EBITDA divided by revenue. Page 14

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